Supplement Dated October 12, 2018
To The Prospectus Dated April 30, 2018, as amended August 13, 2018

JNL® Series Trust

Please note that the changes impact your variable annuity product(s).

Effective September 30, 2018, in the section entitled, "Summary Overview of Each Fund," under "Portfolio Management," for the JNL/Boston Partners Global Long Short Equity Fund please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Christopher K. Hart	September 2014	Senior Portfolio Manager, Boston Partners
Joseph F. Feeney, Jr.	September 2014	Co-Chief Executive Officer and Chief Investment Officer, Boston Partners
Joshua Jones	September 2014	Portfolio Manager, Boston Partners
Joshua White	September 2018	Portfolio Manager, Boston Partners

Effective September 30, 2018, in the section entitled, "Additional Information About Each Fund," under "The Sub-Adviser and Portfolio Management," for the JNL/Boston Partners Global Long Short Equity Fund please delete the second paragraph in the entirety and replace with the following:

Joseph F. Feeney, Jr., Christopher K. Hart, Joshua Jones, and Joshua White manage the Fund as a team. Mr. Hart is the lead portfolio manager and Mr. Jones and Mr. White are the associate portfolio managers of the Fund. Mr. Feeney is the Chief Investment Officer and oversees both the team and the Fund.

Effective September 30, 2018, in the section entitled, "Additional Information About Each Fund," under "The Sub-Adviser and Portfolio Management," for the JNL/Boston Partners Global Long Short Equity Fund after the fifth paragraph please add the following:

Mr. White is a is a portfolio manager on Boston Partners Global and International products. Prior to this role, he was an equity analyst serving as a global generalist.  Mr. White holds a B.A. degree in mathematics from Middlebury College.  He holds the Chartered Financial Analyst® designation and has twelve years of experience.

This Supplement is dated October 12, 2018.

Supplement Dated October 12, 2018
To The Statement of Additional Information
Dated August 13, 2018

JNL® Series Trust

Please note that the changes impact your variable annuity product(s).

Effective September 30, 2018, on page 243, in the section entitled, "Investment Adviser, Sub-Advisers and Other Service Providers," subsection "Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest," for the JNL/Boston Partners Global Long Short Equity Fund please delete the table in the entirety and replace with the following, which reflects information as of August 31, 2018:

	Number of Other Accounts Managed and Assets ($ billion) by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joseph F. Feeney, Jr.	2	0	0	0	0	0
	$6.88	$0	$0	$0	$0	$0
Christopher K. Hart	3	10	17	0	0	0
	$2.64	$4.41	$2.92	$0	$0	$0
Joshua Jones	3	10	17	0	0	0
	$2.64	$4.41	$2.92	$0	$0	$0

Effective September 30, 2018, on page 244, in the section entitled, "Investment Adviser, Sub-Advisers and Other Service Providers," subsection "Security Ownership of Portfolio Managers for the JNL/Boston Partners Global Long Short Equity Fund," please delete the table in the entirety and replace with the following, which reflects information as of August 31, 2018:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Joseph F. Feeney, Jr.	X
Christopher K. Hart	X
Joshua Jones	X
Joshua White	X

This Supplement is dated October 12, 2018.